EXHIBIT 10.1

TRANSFER AGREEMENT

ENTERED INTO WITH EFFECTIVE DATE AS OF ___December 5th _______, 2006

BETWEEN:

6541950 CANADA INC., a body politic duly incorporated under the Canada Business Corporations Act having its principal place of business located at 1, Place Ville Marie, Montréal, Québec, Canada, H3B 4R4, herein represented by Francis Mailhot, President, duly authorized as he so declares,

AND :	MARCEL MORIN, 17, d’Angers, Gatineau, Québec , Canada,
J8T 4K2

(the “Transferor”)

AND:

ORO VOLCANICO CORP a body politic duly incorporated under the Business Corporations Act (Delaware) having its principal place of business located at 500 Place d’Armes, bureau 1810, Montréal, Québec, Canada, H2Y 2W2, , herein represented by Francis Mailhot, President, duly authorized as he so declares.

(the “Transferee”)

WHEREAS:

A.	The Transferor is the registered owner of the claims listed in Appendix 1 (collectively, the “Claims” );

B.

The Transferor wishes to transfer and the Transferee wishes to accept the transfer from the Transferor eighty percent (80%) of the right, title and interest in the Claims, on the terms and conditions set out in this Agreement.

THEREFOR, THE PARTIES HERETO AGREE AS FOLLOWS:

1.            The Transferor hereby transfer to the Transferee eighty percent (80%) of the right, title and interest in the Claims upon the terms and conditions outlined herein.

2.            The Transferor Marcel Morin will retain a carried non-contributory interest on the the remaining twenty percent (20%) of the Claims.

(i)

3.            The transfer of the Claims is made for Twenty thousands dollars Canadian ($ 20,000CAD) (the “Transfer Price”) The Transfer Price shall be payable by the issue to the Transferorof: A Promissory Notes to the Transferor 6541950 Canada Inc. issued by Transferee to pay seventeen thousand and eight hundred dollars Canadian ($17,500 CAD) within two (2) years of the signature of the present Transfer Agreement;

(ii)	Issuance of one hundred thousand (100,000) founders shares to the Transferor Marcel Morin.

(iii)	Payment in cash of two thousand and two hundred dollars Canadian ($2,500 CAD) made by Les Services Financiers Francis Mailhot inc. on behalf of the Transferee to the Transferor 6541950 Canada Inc.

5.            The Transferee and the Transferor undertake to elect jointly under the Income Tax act (Canada) and the Taxation Act (Quebec) and any other taxation law applicable for the present Agreement, within the time and in the form prescribed, at an amount, in respect of the Claims, equal to the adjusted cost base to the Transferor of such Claims, or one dollars ($1.00) in the event that the adjustment cost base to the Transferor of such Claims is nil.

6.            In the event of any readjustment of the fair market value of the Claims resulting from a decision of any tax authority and accepted by the parties or of any court or final instance, the Transfer Price and the fair value of eighty percent (80%) of the Claims shall be adjusted accordingly

7.	The Transferor hereby warrants to the Transferee that:

a)	the Transferor has the power and authority to transfer the Claims;

b)	after the transfer of the Claims to the Transferee, the Transferee will have a good and marketable title thereto, free and clear of any privileges, charges or encumbrances of any nature whatsoever;

c)

neither the execution of this Agreement nor its performance by the Transferor will result in the breach of, or constitute a default under, any term or provision of any indenture, mortgage, debenture, deed of trust or other agreement to which the Transferor is a party or by which the Transferor is bound or to which the Claims are or may by subject; and

d)	the Transferor is resident in Canada within the meaning of the Income Tax Act (Canada).

8.            The Transferee acknowledges having received form the Transferor upon execution of this Agreement at its entire satisfaction 80% of the Claims.

9.            The Transferor acknowledges having received from the Transferee upon execution of this Agreement at its entire satisfaction:

i)

A Promissory Notes to the Transferor 6541950 Canada Inc. issued by Transferee to pay seventeen thousand and eight hundred dollars Canadian ($17,500 CAD) within 2 years of the signature of the present Transfer Agreement;

ii)	One hundred thousand (100,000) founders shares to the Transferor Marcel Morin.

iii)          Payment in cash of two thousand and two hundred dollars canadian ($2,500 CAD) made by Les Services Financiers Francis Mailhot inc. on behalf of the Transferee to the Transferor 6541950 Canada Inc.

10.         The Transferor and the Transferee agree to sign and execute at all times, all things, deeds and documents necessary or desirable for the due carrying out of this Agreement.

11.         This Agreement shall be governed by and construed in accordance with the laws of the Province of Quebec, Canada.

12.         This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective heirs, personal representatives, estates, successors and assigns.

13.         This Agreement may be executed in any number of original counterparts, with the same effect as if both parties had signed the same document. All counterparts shall be construed together and evidence only one agreement, only on of which need be produces for any purpose. This Agreement may be executed by the parties and transmitted by telecopy and when it is executed and transmitted this Agreement shall be for all purposes as effective as if the parties had delivered an executed original Agreement.

14.	Claims will be transfer in two blocks, first sixteen claims in 2006 and the last eight in
2007.

SIGNATURES ON THE NEXT PAGE

WHEREFORE THE PARTIES HERETO HAVE SIGNED

AT MONTREAL, QUEBEC, CANADA

THIS 5th DAY OF DECEMBER, 2006.

TRANSFEREE

6541950 CANADA INC.

/s/ Francis Mailhot

______________________________________

by:	FRANCIS MAILHOT, president
authorized representative.

/s/ Marcel Morin

_________________________________________

MARCEL MORIN

TRANSFEROR

ORO VOLCANICO CORP

/s/ Francis Mailhot

_________________________________________

by:	FRANCIS MAILHOT, president
authorized representative.